Exhibit 99.1

Exhibit 5

U.S. Trustee Basic Monthly Operating Report

Case Name:	TVI CORPORATION	Date Filed:	08/20/2009

Case Number:	09-15677	SIC Code:	339900

Month (or portion) covered by this report:	July 2009

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THIS U.S. TRUSTEE BASIC MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ON BEHALF OF THE CHAPTER 11 DEBTOR AND, TO THE BEST OF MY KNOWLEDGE, THIS REPORT AND RELATED DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

/s/ Sherri Voelkel	August 20, 2009
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	DATE REPORT SIGNED

Sherri Voelkel, Chief Financial Officer
PRINTED NAME OF RESPONSIBLE PARTY AND POSITION WITH DEBTOR

The debtor is required to provide financial reports prepared by or for the debtor in addition to the information required by this form. The U.S. Trustee may permit the debtor to eliminate duplicative information. No such permission is valid unless in writing.

QUESTIONNAIRE:		YES	NO	N/A

1.	IS THE BUSINESS STILL OPERATING?	☒	☐	☐

2.	DID YOU SELL ANY ASSETS OTHER THAN INVENTORY THIS MONTH?	☐	☒	☐

3.	HAVE YOU PAID ANY BILLS YOU OWED BEFORE YOU FILED BANKRUPTCY?	☒	☐

4.	DID YOU PAY ANYTHING TO YOUR ATTORNEY OR OTHER PROFESSIONALS THIS MONTH?	☒	☐

5.	DID YOU PAY ALL YOUR BILLS ON TIME THIS MONTH?	☒	☐

6.	DID YOU PAY YOUR EMPLOYEES ON TIME?	☒	☐	☐

7.	HAVE YOU FILED ALL OF YOUR RETURNS AND PAID ALL OF YOUR TAXES THIS MONTH?	☒	☐

8.	DID YOU PAY ALL OF YOUR INSURANCE PREMIUMS THIS MONTH?	☒	☐	☐

9.	DID ANY INSURANCE COMPANY CANCEL YOUR POLICY THIS MONTH?	☐	☒	☐

10.	HAVE YOU BORROWED MONEY FROM ANYONE THIS MONTH?	☒	☐	☐

11.	DO YOU HAVE ANY BANK ACCOUNTS OPEN OTHER THAN THE DIP ACCOUNT? ***	☒	☐	☐

12.	DID YOU HAVE ANY UNUSUAL OR SIGNIFICANT UNANTICIPATED EXPENSES THIS MONTH?	☐	☒	☐

*** Utility escrow account opened on May 11, 2009

Exhibit 5

09-15677

		YES	NO	N/A

13.	DID YOU DEPOSIT ALL MONEY FOR YOUR BUSINESS INTO THE DIP ACCOUNT THIS MONTH?	☒	☐	☐

14.	DID THE BUSINESS SELL ANY GOODS OR PROVIDE SERVICES TO ANY BUSINESS RELATED TO THE DIP IN ANY WAY?	☐	☒	☐

15.	DO YOU PLAN TO CONTINUE TO OPERATE THE BUSINESS NEXT MONTH?	☒	☐	☐

16.	ARE YOU CURRENT ON YOUR QUARTERLY FEE PAYMENT TO THE UST?	☒	☐	☐

TAXES

DO YOU HAVE ANY PAST DUE TAX RETURNS OR PAST DUE POST-PETITION TAX OBLIGATIONS?	☐	☒	☐

IF YES, PLEASE PROVIDE A WRITTEN EXPLANATION INCLUDING WHEN SUCH RETURNS WILL BE FILED, OR WHEN SUCH PAYMENTS WILL BE MADE AND THE SOURCE OF THE FUNDS FOR THE PAYMENT.

(Exhibit A)

INCOME

PLEASE SEPARATELY LIST ALL OF THE INCOME YOU RECEIVED FOR THE MONTH. THE LIST SHOULD INCLUDE ALL INCOME FROM CASH AND CREDIT TRANSACTIONS. [If you use an automated accounting system, please attach a copy of the Income Statement and Balance Sheet.]

TOTAL INCOME	$1,073,898.60

(Exhibit B)

EXPENSES

PLEASE SEPARATELY LIST ALL EXPENSES PAID BY CASH OR BY CHECK FROM YOUR BANK ACCOUNTS PAID THIS MONTH. INCLUDE THE DATE PAID, WHO WAS PAID THE MONEY, THE PURPOSE AND THE AMOUNT. [If you use an automated accounting system, please attach a copy of the Disbursements Journal, otherwise attach a copy of the check register.]

TOTAL EXPENSES	-$	1,425,249.28

(Exhibit C)

CASH PROFIT

INCOME FOR THE MONTH (TOTAL FROM EXHIBIT B)			$1,073,898.60

EXPENSES FOR THE MONTH (TOTAL FROM EXHIBIT C)		-$	1,425,249.28

(Subtract The Total from Exhibit C from the Total of Exhibit B)	CASH PROFIT FOR THE MONTH	-$	351,350.68

Exhibit 5

09-15677

UNPAID BILLS

PLEASE ATTACH A LIST OF ALL DEBTS (INCLUDING TAXES) WHICH YOU HAVE INCURRED SINCE THE DATE YOU FILED BANKRUPTCY BUT HAVE NOT PAID. THE LIST MUST INCLUDE THE DATE THE DEBT WAS INCURRED, WHO IS OWED THE MONEY, THE PURPOSE OF THE DEBT AND WHEN THE DEBT IS DUE.

TOTAL PAYABLES	$788,718.70

(Exhibit D)

MONEY OWED TO YOU

PLEASE ATTACH A LIST OF ALL AMOUNTS OWED TO YOU BY YOUR CUSTOMERS FOR WORK YOU HAVE DONE OR THE MERCHANDISE YOU HAVE SOLD. YOU SHOULD INCLUDE WHO OWES YOU MONEY, HOW MUCH IS OWED AND WHEN IS PAYMENT DUE.

TOTAL RECEIVABLES	$1,498,443.75

(EXHIBIT E)

BANKING INFORMATION

PLEASE ATTACH A COPY OF YOUR LATEST BANK STATEMENT FOR EVERY ACCOUNT YOU HAVE AS OF THE DATE OF THIS FINANCIAL REPORT.

EMPLOYEES

NUMBER OF EMPLOYEES WHEN THE CASE WAS FILED?	70

NUMBER OF EMPLOYEES AS OF THE DATE OF THIS MONTHLY REPORT?	63

PROFESSIONAL FEES

TOTAL PROFESSIONAL FEES APPROVED BY THE COURT DURING THIS REPORTING PERIOD?	$256,783.30

TOTAL PROFESSIONAL FEES APPROVED BY THE COURT SINCE THE FILING OF THE CASE?	$652,470.48

TOTAL PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR DURING THIS REPORTING PERIOD?	$342,600.21

TOTAL PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR SINCE THE FILING OF THE CASE?	$1,347,629.86

PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR RELATED TO BANKRUPTCY DURING THIS REPORTING PERIOD?	$296,011.04

PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR RELATED TO BANKRUPTCY SINCE THE FILING OF THE CASE?	$1,200,138.69

Exhibit 5

09-15677

PROJECTIONS

COMPARE YOUR ACTUAL INCOME, EXPENSES AND THE CASH PROFIT TO THE PROJECTIONS FOR THE FIRST 180-DAYS OF YOUR CASE PROVIDED AT THE INITIAL DEBTOR INTERVIEW.

PROJECTED INCOME FOR THE MONTH:	See Exhibit F

ACTUAL INCOME FOR THE MONTH (EXHIBIT B):	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL INCOME:	$0.00

PROJECTED EXPENSES FOR THE MONTH:

TOTAL ACTUAL EXPENSES FOR THE MONTH (EXHIBIT C):	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL EXPENSES:	$0.00

PROJECTED CASH PROFIT FOR THE MONTH:

ACTUAL CASH PROFIT FOR THE MONTH (TOTAL FROM EXHIBIT B MINUS TOTAL FROM EXHIBIT C)	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL CASH PROFIT:	$0.00

[If actual cash profit was 90% or less of projected cash profit, please attach a detailed written explanation.]

Exhibit 6

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re:	CHAPTER 11
Case No. 09-15677
TVI CORPORATION
MONTHLY OPERATING REPORT
Debtor(s)	CASH DISBURSEMENTS SUMMARY REPORT

Calendar Month July 1, 2009 to July 31, 2009

(All figures refer to post-petition transactions)

Total Disbursements from Operating Account	(Note 1)	+ $	$1,702,050.70
Total Disbursements from Payroll Account	(Note 2)	+ $	$69,288.16
Total Disbursements from Tax Escrow Account	(Note 3)	+ $	$0.00
Total Disbursements from other Account	(Note 4)	+ $	$0.00
Grand Total Disbursements from all accounts		= $	$1,771,338.86

NOTE 1 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor in possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 2 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor in possession operating account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 3 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only transfers to the debtor in possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 4 - Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor in possession account, and amounts paid from the accounts of others on the debtors behalf (for example, disbursements made from a law firm’s escrow account as a result of a sale of property).

TVI CORPORATION, DEBTOR-IN-POSSESSION

CONSOLIDATING BALANCE SHEET

As of July 31, 2009

(Unaudited)

	Case
			09-15686	09-15758
	09-15677	09-15654	Signature	CAPA
	TVI	Safety Tech	Special Event	Manufacturing
	Corporation	International, Inc.	Services, Inc.	Corp	TOTAL
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$99,284	$—	$3,238	$—	$102,522
Accounts receivable - trade, net	1,372,509	672,090	585,093	—	2,629,692
Inventories, net	1,487,986	1,881,861	—	—	3,369,847
Income taxes receivable *	—	—	—	—	0
Equipment held for sale	—	—	2,242,000	—	2,242,000
Prepaid expenses and other current assets	690,178	186,180	68,001	—	944,359
Total current assets	3,649,958	2,740,131	2,898,332	—	9,288,421

PROPERTY, PLANT AND EQUIPMENT, NET	292,804	5,528,782	—	—	5,821,586

OTHER ASSETS
Intangible assets, net	217,296	33,527	—	—	250,823
Receivable from subsidiary	7,479,218	—	—	—	7,479,218
Other	47,971	—	—	—	47,971
Total other assets	7,744,484	33,527	—	—	7,778,011

TOTAL ASSETS	$11,687,247	$8,302,439	$2,898,332	$—	$22,888,018

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
DIP Line of credit	$9,406,421	$—	$—	$—	$9,406,421
Accounts payable	1,860,393	1,257,806	1,538,344	—	4,656,542
Accrued expenses	1,397,123	479,578	901,494	—	2,778,195
Deferred income taxes *	—	72,764	—	—	72,764
Current portion of long-term debt	17,103,292	48,280	—	—	17,151,572
Total current liabilities	29,767,228	1,858,428	2,439,838	—	34,065,494

LONG-TERM LIABILITIES
Long-term debt, net of current portion	—	249,110	—	—	249,110
Payable to parent company	—	7,061,132	418,086	—	7,479,218
Stock warrant liability	106,200	—	—	—	106,200
Deferred income taxes *	—	281,024	—	—	281,024
Total long-term liabilities	106,200	7,591,266	418,086	—	8,115,552

TOTAL LIABILITIES	29,873,428	9,449,694	2,857,924	—	42,181,046

STOCKHOLDERS’ EQUITY

Preferred stock - $1.00 par value	—	—	—	—	0
Common stock - $0.01 par value	343,674	—	—	—	343,674
Additional paid-in capital	26,960,492	—	—	—	26,960,492
Retained earnings (accumulated deficit)	(46,597,194)	—	—	—	(46,597,194)
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(19,293,028)	—	—	—	(19,293,028)

TOTAL LIABILITIES AND EQUITY (DEFICIT)	$10,580,400	$9,449,694	$2,857,924	$—	$22,888,018

* Income taxes as of June 30, 2009 are pending.

TVI CORPORATION, DEBTOR-IN-POSSESSION

CONSOLIDATING STATEMENT OF OPERATIONS

For the Month Ended July 31, 2009

(Unaudited)

	Case
			09-15686	09-15758
	09-15677	09-15654	Signature	CAPA
	TVI	Safety Tech	Special Event	Manufacturing
	Corporation	International, Inc.	Services, Inc.	Corp	TOTAL

NET REVENUE	$401,810	$924,921	$153,852	$—	$1,480,583

COST OF REVENUE	329,497	1,011,506	40,322	—	1,381,326

GROSS PROFIT	72,312	(86,585)	113,530	—	99,257

OPERATING EXPENSES
Selling, general and administrative expenses	407,226	349,666	349,219	—	1,106,112
Research and development expenses	25,671	—	—	—	25,671

Total operating expenses	432,897	349,666	349,219	—	1,131,782

OPERATING INCOME/(LOSS)	(360,584)	(436,252)	(235,689)	—	(1,032,525)

INTEREST AND OTHER (EXPENSE), NET	(122,627)	(1,755)	—	—	(124,382)
FORGIVENESS OF DEBT	90,533	154,614	—	—	245,147

INCOME/(LOSS) BEFORE INCOME TAXES	(392,678)	(283,393)	(235,689)	—	(911,760)

INCOME TAX (EXPENSE)/BENEFIT *	—	—	—	—	—

NET INCOME/(LOSS)	$(392,678)	$(283,393)	$(235,689)	$—	$(911,760)

* Income tax (expense) benefit is pending.

TVI Corporation

Case No. 09-15677

Exhibit B - Cash Receipts

July1, 2009 through July 31, 2009

Deposit Date	Payor	Description	Amount

7/2/2009	AFLAC	Refund	$54.64
7/2/2009	HARRIS METHODIST FT. WORTH	Receivable Payment	83.45
7/2/2009	Conway Freight	Refund for Repairs	1,043.27
7/2/2009	Prince William County Dept of Fire & Rescue	Receivable Payment	19.42
7/2/2009	US Army	Receivable Payment	1,166.51
7/2/2009	Fort Stewart	Receivable Payment	24,999.95
7/2/2009	GRAND FORKS AIR FORCE BASE	Receivable Payment	64.52
7/2/2009	QUEEN OF THE VALLEY MEDICAL CENTER	Receivable Payment	577.63
7/2/2009	TRYCO INCORPORATED	Receivable Payment	23,968.32
7/6/2009	Grainger	Receivable Payment	751.50
7/6/2009	NANA PACIFIC LLC	Receivable Payment	694.55
7/8/2009	City of Beckley, WV	Receivable Payment	2,341.18
7/8/2009	Board of Fire Commissions	Receivable Payment	34.17
7/9/2009	Environmental Protection Agency	Receivable Payment	54,145.10
7/10/2009	MICC DOC FORT LEE	Receivable Payment	488,327.32
7/10/2009	Mount Rogers	Receivable Payment	6,000.84
7/13/2009	366th MDG, 19S-0001	Receivable Payment	479.27
7/13/2009	43rd WMD/CST	Receivable Payment	684.00
7/13/2009	ACA, FORT STEWART	Receivable Payment	74,071.50
7/13/2009	Aramsco	Receivable Payment	2,607.00
7/13/2009	CPT. SHAWN P. WILSON	Receivable Payment	2,435.12
7/13/2009	Grainger	Receivable Payment	8,856.75
7/13/2009	FRANK EASLEY	Receivable Payment	193.50
7/13/2009	John J. Pershing, VA Medical Center	Receivable Payment	5,388.18
7/13/2009	Pennsylvania Apparel LLC	Receivable Payment	5,695.58
7/13/2009	Wilford Hall Medical Center	Receivable Payment	295.82
7/16/2009	TRYCO INCORPORATED	Receivable Payment	91,938.21
7/16/2009	LIFE SAFETY SYSTEMS	Receivable Payment	8,871.12
7/16/2009	Cheltenham Township	Receivable Payment	772.00
7/16/2009	STATE OF MD	Restitution Payment	40.00
7/16/2009	Aramsco	Receivable Payment	930.00
7/20/2009	Commando Military Supply	Receivable Payment	801.19
7/20/2009	D J MANUFACTURING CORP.	Receivable Payment	20,981.92
7/20/2009	Grainger	Receivable Payment	15,298.50
7/20/2009	NANA PACIFIC LLC	Receivable Payment	18,299.76
7/20/2009	SAIC ABINGDON	Receivable Payment	67.39
7/22/2009	FEDERAL RESOURCES	Receivable Payment	25,940.67
7/22/2009	SA LIGHTHOUSE FOR THE BLIND	Receivable Payment	1,501.64
7/22/2009	SAIC - ABINGDON	Receivable Payment	109.46
7/22/2009	TRYCO INCORPORATED	Receivable Payment	32,550.66
7/22/2009	LINCOLN FINANCIAL	Refund	6,845.76
7/22/2009	WHEATON FRANCISCAN HEALTHCARE	Receivable Payment	118.64
7/27/2009	ETMC CARTHAGE	Receivable Payment	140.77
7/27/2009	Grainger	Receivable Payment	2,695.50
7/27/2009	Fisher Scientific	Receivable Payment	26,480.15

TVI Corporation

Case No. 09-15677

Exhibit B - Cash Receipts

July1, 2009 through July 31, 2009

Deposit Date	Payor	Description	Amount

7/27/2009	SAINT ALEXIUS MEDICAL CENTER	Receivable Payment	400.67
7/27/2009	CBIZ	Cobra Payment	2,141.12
7/28/2009	FindMRO	Receivable Payment	58,863.00
7/28/2009	Government Scientific Source, Inc.	Receivable Payment	7,873.48
7/28/2009	PA CERFP	Receivable Payment	569.35
7/28/2009	TRYCO INCORPORATED	Receivable Payment	43,864.26
7/28/2009	VIRGINIA LAB SUPPLY CORP.	Receivable Payment	338.19
7/30/2009	BELOIT MEMORIAL HOSPITAL	Receivable Payment	193.35
7/30/2009	DOBBINS FIRE & EMERGENCY SERVICES	Receivable Payment	49.42
7/31/2009	Georgetown University Hospital	Receivable Payment	193.26
7/31/2009	MIKE BECKER	Receivable Payment	50.07

	TOTAL		$1,073,898.60

TVI Corporation

Case No. 09-15677

Exhibit C - Expenses

July 1, 2009 through July 31, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

07/01/09	ADP	NET PAYROLL	41,101.10
07/01/09	ADP	NET PAYROLL	35,496.59
07/01/09	ADP	NET PAYROLL TAXES	21,006.12
07/01/09	ADP	NET PAYROLL	20,490.95
07/01/09	ALLIED ELECTRONICS INC	JOB SUPPLIES	134.48
07/01/09	BUDGET RENT-A-CAR	TRAVEL EXPENSE	177.74
07/01/09	CBIZ	FLEXIBLE SPENDING	2,272.65
07/01/09	CBIZ	FLEXIBLE SPENDING	700.00
07/01/09	F-PROT ANTIVIRUS	COMPUTER SOFTWARE	285.00
07/01/09	Global Protection	TRADE VENDOR	4,194.18
07/01/09	GRAYBAR ELECTRIC	TRADE VENDOR	114.59
07/01/09	IMPACT OFFICE PRODUCTS	OFFICE SUPPLIES	1.54
07/01/09	METRO WASHINGTON AIRPORT	TRAVEL EXPENSE	20.00
07/01/09	Southwest Electronic Energy	TRADE VENDOR	8,936.38	(3)
07/01/09	United Electronics Corporation	TRADE VENDOR	2,000.00	(3)
07/02/09	ADP	NET PAYROLL CHECKS	9,141.82
07/02/09	ADP	NET PAYROLL CHECKS	13,295.19
07/02/09	AICCO, INC.	INSURANCE	11,829.58	(1)
07/02/09	Baltimore Gas & Electric	UTILITIES	15,898.91
07/02/09	BB&T	INTEREST	77,321.13
07/02/09	BB&T	INTEREST	41,432.53
07/02/09	Connect Group, Inc.	TRADE VENDOR	3,661.80
07/02/09	Eastern Lift Truck Co., Inc	TRADE VENDOR	236.19
07/02/09	GENPRO POWER SYSTEMS INC	JOB SUPPLIES	1,146.81
07/02/09	GLENN DALE BUSINESS CENTER, LLC	RENT	69,425.07	(2)
07/02/09	GREAT PLAINS	COMPUTER SOFTWARE	1,217.58
07/02/09	IMPACT OFFICE PRODUCTS	OFFICE SUPPLIES	250.08
07/02/09	JAMESON LLC	JOB SUPPLIES	1,717.94
07/02/09	LIBERTY MUTUAL GROUP	INSURANCE	19,752.00	(1)
07/02/09	LINCOLN NATIONAL LIFE INSURANCE CO.	BENEFITS	7,280.34	(1)
07/02/09	M&M Specialties	TRADE VENDOR	308.00
07/02/09	Monterey Bay Corporation	TRADE VENDOR	4,630.09
07/02/09	Precision Machine & Tool Co., Inc.	TRADE VENDOR	2,314.40
07/02/09	RUBY TUESDAY	TRAVEL EXPENSE	73.03
07/02/09	Stevenson’s Janitoral Service	TRADE VENDOR	1,076.11
07/02/09	THE FILTREX CORP	JOB SUPPLIES	89.52
07/02/09	TYDINGS & ROSENBERG LLP	CH 11 PROFESSIONAL	9,981.85	(1)
07/02/09	UNITED HEALTHCARE INSURANCE CO.	BENEFITS	66,220.41	(1)
07/02/09	United Parcel Services	TRADE VENDOR	477.83
07/02/09	UPS FREIGHT	TRADE VENDOR	686.35
07/02/09	VERIZON WIRELESS	UTILITIES	2,156.32
07/02/09	VESTIL MANUFACTURING	JOB SUPPLIES	1,457.78
07/02/09	VISION SERVICE PLAN- (AT)	BENEFITS	805.18	(1)
07/02/09	WB Machining, Inc.	TRADE VENDOR	607.14
07/02/09	WILLIS OF MARYLAND INC	INSURANCE	9,487.00	(1)
07/03/09	BB&T MERCHANT SERVICES	MERCHANT FEES	11.63
07/03/09	CBIZ	FLEXIBLE SPENDING	719.61
07/03/09	FERGUSON ENTERPRISES	JOB SUPPLIES	335.16
07/03/09	IMPACT OFFICE PRODUCTS	OFFICE SUPPLIES	122.37
07/03/09	MOUSER ELECTRONICS DIS	COMPUTER SOFTWARE	409.59
07/03/09	SPORT FIT	SALES EXPENSE	(111.00)
07/03/09	THE WHARF INC.	TRAVEL EXPENSE	268.36
07/05/09	SHELL OIL	FUEL	37.20
07/06/09	ADVENT ELECTRIC INC.	JOB SUPPLIES	227.16
07/06/09	BB&T	BANK FEES	500.00
07/06/09	CVS PHARMACY	TRAVEL EXPENSE	16.94
07/06/09	FOUR SEASONS	TRAVEL EXPENSE	106.14
07/07/09	AMERICAN FUNDS	401K	5,044.98
07/07/09	AMERICAN FUNDS	401K	4,686.09
07/07/09	American Honda Finance Corp	AUTO EXPENSE	2,822.67
07/07/09	AMTRAK	TRAVEL EXPENSE	85.00

TVI Corporation

Case No. 09-15677

Exhibit C - Expenses

July 1, 2009 through July 31, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

07/07/09	GLOBAL INDUSTRIAL	JOB SUPPLIES	261.71
07/07/09	GRAYBAR ELECTRIC	TRADE VENDOR	305.00
07/07/09	LOMA INTERNATIONAL BUSINESS	SALES EXPENSE	1,047.75
07/07/09	POOLS PLUS INC	JOB SUPPLIES	178.08
07/07/09	REV AUTH PRINCE GEORGE GARAGE	TRAVEL EXPENSE	72.00
07/07/09	SCOTTY, INC.	TRADE VENDOR	602.79
07/08/09	CON-WAY FREIGHT INC.	TRADE VENDOR	92.94
07/08/09	LONGHORN	TRAVEL EXPENSE	91.67
07/08/09	SOUTHWEST AIRLINES	TRAVEL EXPENSE	452.20
07/09/09	Aaladin Industries Inc	TRADE VENDOR	9,194.00	(3)
07/09/09	AFLAC	BENEFITS	1,543.78	(1)
07/09/09	ALLIED ELECTRONICS INC	JOB SUPPLIES	134.48
07/09/09	AMERICAN CORD & WEBBING CO., INC.	TRADE VENDOR	266.00
07/09/09	AMTRAK	TRAVEL EXPENSE	71.00
07/09/09	AMTRAK	TRAVEL EXPENSE	76.00
07/09/09	ANTIETAM COMMUNICATIONS	UTILITIES	52.36
07/09/09	BB&T	BANK FEES	30.00
07/09/09	BONDCOTE CORPORATION	TRADE VENDOR	1,086.83	(3)
07/09/09	Deer Park Spring Water	TRADE VENDOR	170.59
07/09/09	HILTON GARDEN INNS	TRAVEL EXPENSE	134.47
07/09/09	JASPER’S	TRAVEL EXPENSE	106.27
07/09/09	Keystone Sewing Machine Co.	TRADE VENDOR	3,893.01
07/09/09	MICHAEL FOOKSMAN	TRADE VENDOR	385.00
07/09/09	R & L CARRIERS INC	TRADE VENDOR	4,324.79
07/09/09	SHERATON	TRAVEL EXPENSE	149.52
07/09/09	SPRINT	UTILITIES	523.96
07/09/09	Stevenson’s Janitoral Service	TRADE VENDOR	1,076.11
07/09/09	SUNOCO SVC STATION	FUEL	33.45
07/09/09	T.A. Pelsue Company	TRADE VENDOR	14,381.87	(3)
07/09/09	Tyco Electronics Corporation	TRADE VENDOR	25.00
07/09/09	Tyco Electronics Corporation	TRADE VENDOR	939.67	(3)
07/09/09	United Parcel Services	TRADE VENDOR	674.70
07/09/09	UPS FREIGHT	TRADE VENDOR	441.55
07/09/09	VANGUARD	TRADE VENDOR	1,004.83	(3)
07/09/09	Washington Gas	UTILITIES	38.43
07/09/09	WILLIS OF MARYLAND INC	INSURANCE	575.00	(1)
07/09/09	WM of Greater Washington	TRADE VENDOR	1,194.77
07/09/09	WW GRAINGER	TRADE VENDOR	236.14
07/09/09	XEROX CAPITAL	TRADE VENDOR	2,745.15
07/10/09	ADP	PAYROLL FEES	403.49
07/10/09	ADP	PAYROLL FEES	204.52
07/10/09	NATIONAL GUARD ASSOCIATION	SALES EXPENSE	1,500.00
07/10/09	SHEETZ	FUEL	28.37
07/10/09	SUNOCO SVC STATION	FUEL	25.21
07/10/09	TEC SERVICE	JOB SUPPLIES	399.00
07/11/09	CAFE MILANO	TRAVEL EXPENSE	371.93
07/11/09	MCMASTER-CARR	TRADE VENDOR	55.75
07/11/09	MCMASTER-CARR	TRADE VENDOR	90.25
07/13/09	AMERICAN AIRLINES	TRAVEL EXPENSE	559.20
07/13/09	ATTM	UTILITIES	230.24
07/13/09	DISCOUNT OFFICE ITEMS	OFFICE SUPPLIES	285.75
07/13/09	GENELCO INDUSTRIES INC	JOB SUPPLIES	93.60
07/13/09	WAL-MART	EQUIPMENT MAINTENANCE/REPAIR	23.72
07/14/09	ADP	NET PAYROLL	36,067.15
07/14/09	AMTRAK	TRAVEL EXPENSE	60.00
07/14/09	AMTRAK	TRAVEL EXPENSE	76.00
07/14/09	BWI RAIL STATION LOT	TRAVEL EXPENSE	45.00
07/14/09	Flexfirm Products, Inc.	TRADE VENDOR	1,820.57	(3)
07/14/09	Mark N. Hammond	BOARD FEES	9,625.00
07/14/09	Reflexite Corp.	TRADE VENDOR	29,916.09	(3)
07/14/09	RICHARD SULLIVAN	BOARD FEES	9,625.00

TVI Corporation

Case No. 09-15677

Exhibit C - Expenses

July 1, 2009 through July 31, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

07/14/09	TODD L. PARCHMAN	BOARD FEES	11,500.00
07/15/09	ADOBE SYSTEMS INC.	COMPUTER SOFTWARE	14.99
07/15/09	ADP	NET PAYROLL	37,258.60
07/15/09	ADP	NET PAYROLL TAXES	19,647.23
07/15/09	ADP	NET PAYROLL TAXES	19,362.83
07/15/09	AMTRAK	TRAVEL EXPENSE	46.00
07/15/09	AVIS RENT-A-CAR	TRAVEL EXPENSE	274.22
07/15/09	BANK DIRECT CAPITAL FINANCE, LLC	INSURANCE	19,423.58	(1)
07/15/09	BB&T MERCHANT SERVICES	MERCHANT FEES	3,005.05
07/15/09	EXXONMOBIL	FUEL	13.56
07/15/09	HAMPTON INNS	TRAVEL EXPENSE	154.30
07/15/09	LAMBERT ST. LOUIS	TRAVEL EXPENSE	40.00
07/15/09	MARYLAND ASSOC OF CPA	LICENSING	155.00
07/15/09	ORION GOURMET TAKE-AWAY	BUSINESS MEAL	100.83
07/15/09	SHERATON	TRAVEL EXPENSE	142.38
07/15/09	SUNOCO SVC STATION	FUEL	36.03
07/16/09	ADP	NET PAYROLL CHECKS	9,597.00
07/16/09	ADP	NET PAYROLL CHECKS	12,150.65
07/16/09	ADP SCREENING & SELECTION SERVICES	TRADE VENDOR	98.01
07/16/09	Albest Metal Stamping Corp.	TRADE VENDOR	399.00
07/16/09	Amazon Hose & Rubber Co.	TRADE VENDOR	512.31
07/16/09	AMERICAN STOCK TRANSFER &	TRADE VENDOR	1,000.00
07/16/09	Astrup Company	TRADE VENDOR	323.32
07/16/09	BWI RAIL STATION LOT	TRAVEL EXPENSE	14.00
07/16/09	CLYDES OF GEORGETOWN	TRAVEL EXPENSE	245.44
07/16/09	EDMOND PRICE	TRADE VENDOR	1,795.00
07/16/09	GLENN DALE MINI MART	FUEL	31.37
07/16/09	HAMPTON INNS	TRAVEL EXPENSE	318.66
07/16/09	HAMPTON INNS	TRAVEL EXPENSE	318.66
07/16/09	HOPEWELL	TRAVEL EXPENSE	48.71
07/16/09	Hunter Manufacturing Company	TRADE VENDOR	1,610.00
07/16/09	Keystone Sewing Machine Co.	TRADE VENDOR	286.84
07/16/09	LONGHORN	TRAVEL EXPENSE	45.13
07/16/09	McCormick Insulation Supply Inc.	TRADE VENDOR	2,036.00
07/16/09	McMaster-Carr Supply Co.	TRADE VENDOR	1,718.02
07/16/09	PENSKE TRUCK LEASING	FUEL	21.17
07/16/09	PENSKE TRUCK LEASING	TRAVEL EXPENSE	328.86
07/16/09	SAFEWAY	FUEL	15.99
07/16/09	SHARON MERRILL ASSOCIATES, INC.	TRADE VENDOR	3,647.59
07/16/09	Southwest Electronic Energy	TRADE VENDOR	1,214.98
07/16/09	Stevenson’s Janitoral Service	TRADE VENDOR	1,076.11
07/16/09	TEC SERVICE	JOB SUPPLIES	199.50
07/16/09	VERIZON	UTILITIES	119.23
07/17/09	ADP	PAYROLL FEES	989.85
07/17/09	AMTRAK	TRAVEL EXPENSE	46.00
07/17/09	GUILLERMO GONZALES-MEDINA	PAYROLL REPLACEMENT CHECK	555.44
07/17/09	IDEAL FASTENER	JOB SUPPLIES	1,032.71
07/17/09	MERRILL COMMUNICATIONS LLC	TRADE VENDOR	9,010.00
07/17/09	MR HEATER INC	JOB SUPPLIES	1,345.00
07/20/09	ADVANCE AUTO PARTS	AUTO EXPENSE	25.57
07/20/09	BioPlastics Company	TRADE VENDOR	1,578.02	(3)
07/20/09	BUCCINO & ASSOCIATES	CH 11 PROFESSIONAL	111,817.27
07/20/09	CBIZ	FLEXIBLE SPENDING	337.67
07/20/09	CBIZ	FLEXIBLE SPENDING	192.30
07/20/09	DUANE MORRIS LLP	CH 11 PROFESSIONAL	84,717.54
07/20/09	GENPRO POWER SYSTEMS INC	JOB SUPPLIES	4,846.16
07/20/09	GREAT PLAINS	COMPUTER SOFTWARE	57.88
07/20/09	GREAT PLAINS	COMPUTER SOFTWARE	57.88
07/20/09	HOULIHAN SMITH & COMPANY INC.	CH 11 PROFESSIONAL	37,500.00
07/21/09	ABC INDUSTRIES INC	JOB SUPPLIES	1,308.00
07/21/09	ALLIED ELECTRONICS INC	JOB SUPPLIES	45.88

TVI Corporation

Case No. 09-15677

Exhibit C - Expenses

July 1, 2009 through July 31, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

07/21/09	ALLIED ELECTRONICS INC	JOB SUPPLIES	624.87
07/21/09	AMERICAN AIRLINES	TRAVEL EXPENSE	50.00
07/21/09	AMERICAN FUNDS	401K	3,415.60
07/21/09	AMERICAN FUNDS	401K	2,760.24
07/21/09	BB&T	BANK FEES	85.85
07/21/09	BB&T	BANK FEES	1,423.14
07/21/09	MILES & STOCKBRIDGE P.C.	BANK LEGAL PROFESSIONAL	24,439.74
07/22/09	BOUND TREE MEDICAL LLC	HR EXPENSE	213.97
07/22/09	BUDGET RENT-A-CAR	TRAVEL EXPENSE	140.64
07/22/09	BUYLIFETIME.COM	JOB SUPPLIES	149.98
07/22/09	CBIZ	FLEXIBLE SPENDING	150.00
07/22/09	EQUINOX	TRAVEL EXPENSE	488.65
07/22/09	HSBC INVOICE FINANCE (UK) LTD.	TRADE VENDOR	10,180.64
07/22/09	METRO WASHINGTON AIRPORT	TRAVEL EXPENSE	40.00
07/22/09	RESIDENCE INNS	TRAVEL EXPENSE	171.35
07/22/09	SEAMAN CORPORATION	TRADE VENDOR	5,322.20
07/22/09	SUNOCO SVC STATION	FUEL	36.19
07/22/09	TGI FRIDAYS	TRAVEL EXPENSE	40.00
07/22/09	U.S. TRUSTEE	CH 11 TRUSTEE FEES	27,950.00
07/23/09	A & B Concept Solutions	TRADE VENDOR	179.85
07/23/09	American Honda Finance Corp	AUTO EXPENSE	940.89
07/23/09	Astrup Company	TRADE VENDOR	299.62
07/23/09	Atlantic Tactical	TRADE VENDOR	357.12
07/23/09	DHL EXPRESS (USA), INC.	TRADE VENDOR	564.28
07/23/09	DILLON TAX CONSULTING	TRADE VENDOR	11,715.03
07/23/09	Eagle Components, Inc.	TRADE VENDOR	837.00
07/23/09	Enerco Group, Inc.	TRADE VENDOR	6,725.00
07/23/09	GIANT	FUEL	36.64
07/23/09	GLOBAL TELECOMMUNICATIONS BROKERS	UTILITIES	1,723.69
07/23/09	GREENVILLE JUMPN JIM	FUEL	40.18
07/23/09	HOLIDAY INN	TRAVEL EXPENSE	123.17
07/23/09	Iron Mountain Records Management	TRADE VENDOR	302.15
07/23/09	Kord King Company	TRADE VENDOR	2,600.00
07/23/09	LONGHORN	TRAVEL EXPENSE	109.97
07/23/09	NEOPOST INC.	TRADE VENDOR	80.68
07/23/09	Oliner Fibre Co., Inc	TRADE VENDOR	1,292.20
07/23/09	PAETEC COMMUNICATIONS, INC.	UTILITIES	19.74
07/23/09	PAM Narrow Fabrics	TRADE VENDOR	2,493.00
07/23/09	R&L Carriers, Inc.	TRADE VENDOR	277.04
07/23/09	Reflexite Corp.	TRADE VENDOR	29,177.60
07/23/09	RING 2 COMMUNICATIONS LLC	UTILITIES	99.94
07/23/09	Southwest Electronic Energy	TRADE VENDOR	1,245.55
07/23/09	Stevenson’s Janitoral Service	TRADE VENDOR	750.00
07/23/09	Structural Plastics Corp.	TRADE VENDOR	6,694.00
07/23/09	T/A POLARIS LOGISTICS	TRADE VENDOR	1,155.00
07/23/09	Tipco Technologies Inc.	TRADE VENDOR	2,399.20
07/23/09	United Parcel Services	TRADE VENDOR	1,305.98
07/23/09	UPS FREIGHT	TRADE VENDOR	4,816.94
07/23/09	WM of Greater Washington	TRADE VENDOR	1,447.29
07/24/09	ADP	PAYROLL FEES	816.69
07/24/09	ADP	PAYROLL FEES	317.52
07/24/09	ADP	PAYROLL FEES	449.28
07/24/09	HOLIDAY INN EXPRESS	TRAVEL EXPENSE	118.03
07/24/09	LENOX PARK	TRAVEL EXPENSE	5.00
07/24/09	MSC/J&L INDUSTRIAL SUPPLY	JOB SUPPLIES	472.70
07/24/09	SIMPLIFIEDB	JOB SUPPLIES	103.98
07/24/09	SOUTHWEST AIRLINES	TRAVEL EXPENSE	267.60
07/24/09	THE MAJESTIC	TRAVEL EXPENSE	348.05
07/25/09	MOUSER ELECTRONICS	COMPUTER SOFTWARE	19.04
07/25/09	MOUSER ELECTRONICS	COMPUTER SOFTWARE	609.74
07/27/09	COALTN GOVT PROCURE	SALES EXPENSE	80.00

TVI Corporation

Case No. 09-15677

Exhibit C - Expenses

July 1, 2009 through July 31, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

07/27/09	EXXONMOBIL	FUEL	15.25
07/27/09	FEDEX KINKO’S	PRINTING	810.90
07/27/09	IMPACT OFFICE PRODUCTS	OFFICE SUPPLIES	581.15
07/27/09	INTERNATIONAL SOURCING & CONSULTING LLC	TRADE VENDOR	11,140.50
07/27/09	LOMA INTERNATIONAL BUSINESS	SALES EXPENSE	538.65
07/27/09	ORION GOURMET TAKE AWAY	BUSINESS MEAL	206.10
07/27/09	SINO-AMERICAN I & E CORP.	TRADE VENDOR	189.43
07/27/09	SOUTHWEST AIRLINES	TRAVEL EXPENSE	104.20
07/27/09	STARBUCKS	TRAVEL EXPENSE	8.61
07/27/09	United CoolAir Corporation	TRADE VENDOR	8,800.00
07/28/09	ADP	NET PAYROLL	38,939.40
07/28/09	ADVENT ELECTRIC INC.	JOB SUPPLIES	14.92
07/28/09	CENTRAL BUSINESS SYSTEM	OFFICE SUPPLIES	144.53
07/28/09	CHICK-FIL-A	TRAVEL EXPENSE	6.74
07/28/09	EXXONMOBIL	FUEL	3.98
07/28/09	FERGUSON ENTERPRISES	JOB SUPPLIES	1,991.50
07/28/09	SUNOCO SVC STATION	FUEL	31.82
07/29/09	ADP	NET PAYROLL	41,316.53
07/29/09	ADP	NET PAYROLL TAXES	19,915.77
07/29/09	ADP	NET PAYROLL TAXES	19,183.98
07/29/09	BELL STATION BP	FUEL	12.68
07/29/09	BEST WESTERN	TRAVEL EXPENSE	91.20
07/29/09	CHANNAS BUFFET	TRAVEL EXPENSE	7.90
07/29/09	PANERA BREAD	TRAVEL EXPENSE	9.21
07/29/09	RCA LOCKSMITH	FACILITY MAINTENANCE	435.08
07/29/09	ULINE	SHIPPING SUPPLIES	185.50
07/30/09	ADP	NET PAYROLL CHECKS	7,718.55
07/30/09	ADP	NET PAYROLL CHECKS	2,091.67
07/30/09	AVIS RENT-A-CAR	TRAVEL EXPENSE	235.98
07/30/09	Bowles Fluidics Corp.	TRADE VENDOR	6,395.00
07/30/09	Eagle Components, Inc.	TRADE VENDOR	431.28
07/30/09	EXXONMOBIL	FUEL	21.64
07/30/09	FEDBID	TRADE VENDOR	1,296.17
07/30/09	FLEXIBLE PACKAGING	JOB SUPPLIES	146.32
07/30/09	GARMIN INTERNATIONAL	AUTO EXPENSE	69.99
07/30/09	GERBER TECHNOLOGY,INC	TRADE VENDOR	381.67
07/30/09	I.F. Associates, Inc.	TRADE VENDOR	7,730.00
07/30/09	MIKES AMERICAN GRILLL	TRAVEL EXPENSE	276.25
07/30/09	NDIA	SALES EXPENSE	55.00
07/30/09	POOLS PLUS INC	JOB SUPPLIES	356.16
07/30/09	POOLS PLUS INC	JOB SUPPLIES	356.16
07/30/09	Precision Machine & Tool Co., Inc.	TRADE VENDOR	2,880.00
07/30/09	R&L Truck Load Services	TRADE VENDOR	4,324.79
07/30/09	Stevenson’s Janitoral Service	TRADE VENDOR	750.00
07/30/09	TOWNEPLACE SUITES	TRAVEL EXPENSE	496.17
07/30/09	United Parcel Services	TRADE VENDOR	98.40
07/30/09	VANGUARD	TRADE VENDOR	1,230.00
07/31/09	ADP	NET PAYROLL CHECKS	4,584.53
07/31/09	ADP	NET PAYROLL TAXES	1,214.01
07/31/09	ADP	PAYROLL FEES	18.00
07/31/09	ADP	PAYROLL FEES	18.00
07/31/09	CBIZ	FLEXIBLE SPENDING	433.82
07/31/09	FEDEX KINKO’S	PRINTING	960.71
07/31/09	GRAYBAR ELECTRIC	TRADE VENDOR	1,705.00
07/31/09	GSA-MASF	TRADE VENDOR	196.21
07/31/09	HAROLD M PITMAN COMPANY	OFFICE SUPPLIES	250.00
07/31/09	NORTH AMERICAN ENGINEERING SALES	JOB SUPPLIES	317.50
07/31/09	ULINE	SHIPPING SUPPLIES	306.10

	TOTAL JULY 2009 EXPENSES	Total Expenses per Exhibit 5	1,425,249.28

TVI Corporation

Case No. 09-15677

Exhibit C - Expenses

July 1, 2009 through July 31, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

		Less credit card charges above:	(46,676.88)
		Plus payments on credit cards:	49,508.31

		Disbursements per Exhibit F	1,428,080.71

		Less outstanding checks at 7/31/09	(45,710.42)
		Plus June checks cleared in July:	44,662.22
		Plus payments in July on behalf of:
		Safety Tech International, Inc. (Case No. 09-15684):	242,640.26
		Signature Special Event Services, Inc. (Case No. 09-15686):	101,666.09

		Disbursements per Exhibit 6	1,771,338.86

(1)	Represents payment made on behalf of TVI Corporation, Safety Tech International, Inc. (Case No. 09-15684) and Signature Special Event Services, Inc. (Case No. 09-15686)
(2)	Portion of monthly rent payment is made on behalf of Safety Tech International, Inc. (Case No. 09-15684).
(3)	Prepetition payment to critical vendor

TVI Corporation

Case No. 09-15677

Exhibit D - Money Owed

July 31, 2009

Vendor Name	Due Date	Purpose	Amount
AFLAC	Current	Benefits	2,069.96
Amazon Hose & Rubber Co.	Current	Trade	510.05
Baltimore Gas & Electric	Current	Utilites	12,585.68
BB&T Financial, FSB	Current	Credit Cards	27,305.15
BUCCINO & ASSOCIATES	Upon Approval	Fees	269,013.14
DILLION TAX SERVICES	Current	Fees	3,874.14
DUANE MORRIS	Upon Approval	Fees	264,737.30
Gerber Technology Inc.	Current	Trade	1,215.95
GROSS MENDELSOHN	Upon Approval	Fees	15,000.00
Keystone Sewing Machine Co.	Current	Trade	1,117.38
Masterman’s	Current	Trade	426.24
McMaster-Carr Supply Co.	Current	Trade	321.30
Miles & Stockbridge	Upon Receipt	Fees	94,618.67
Monterey Bay Corporation	Current	Trade	4,632.55
OX BOX	Current	Trade	133.44
PAETEC COMMUNICATIONS, INC.	Current	Utilites	8.04
R&L Truck Load Services	Current	Trade	393.49
SPRINT	Current	Utilites	2,157.44
Tipco Technologies Inc.	Current	Trade	2,991.35
Tyco Electronics Corporation	Current	Trade	4,644.00
TYDINGS & ROSENBERG LLP	Upon Approval	Fees	69,227.10
United Parcel Services	Current	Trade	218.23
UPS FREIGHT	Current	Trade	1,900.14
VERIZON	Current	Utilites	130.96
WILLIS OF MARYLAND INC	Current	Insurance	9,487.00

Amount Due			788,718.70

TVI Corporation

Case No. 09-15677

Exhibit E - July 31, 2009

Customer Name	Current	31-60 Days	61-90 Days	91-120 Days	121 and Over	Balance

US ARMY CONTRACTING COMMAND	—	9,752.84	—	—	—	9,752.84
AMALFI GROUP, INC.	—	—	—	—	29,343.90	29,343.90
American Apparel, Inc.	11,825.52	—	—	—	—	11,825.52
Aramsco Corporate Office	23,115.75	15,607.50	—	—	—	38,723.25
BROOKLINE FIRE DEPARTMENT	—	998.13	—	—	—	998.13
CARDINAL HEALTH	—	—	—	—	960.78	960.78
THE CHILDREN’S HOSPITAL	—	274.00	—	—	—	274.00
Central Intelligence Agency	66,523.00	—	—	—	—	66,523.00
CITY OF MARSHALL	—	—	—	—	27,083.17	27,083.17
CONWAY ANIMAL WELFARE	2,172.44	—	—	—	—	2,172.44
D J MANUFACTURING CORP.	20,995.45	20,994.49	—	—	—	41,989.94
U.S. PROPERTY & FISCAL OFFICE, ARMY NG	—	—	—	—	(380.98)	(380.98)
SAIC - ABINGDON	—	412,415.50	—	—	—	412,415.50
UNITED STATES ARMY	2,863.38	—	—	—	—	2,863.38
Ephrata Community Hospital	—	1,079.00	—	—	—	1,079.00
FAUQUIER HOSPITAL	—	250.00	—	—	—	250.00
Ferno-Washington, Inc.	—	3,514.40	17,394.40	—	—	20,908.80
Grainger	76,384.50	23,298.75	—	—	1,947.57	101,630.82
Fisher Scientific	15,171.00	15,876.10	3,177.73	—	7,214.61	41,439.44
FORENSICS SOURCE	1,765.27	2,260.81	—	—	—	4,026.08
ACA, FORT BLISS	—	7,493.02	—	26,621.50	—	34,114.52
ACA, FORT HOOD DIRECTORATE OF CONTRACTING	—	5,039.71	—	—	—	5,039.71
RTS-MEDICAL	13,578.17	—	—	—	—	13,578.17
ACA, FORT STEWART	—	—	—	23,233.95	—	23,233.95
Global Protection	1,223.75	1,906.99	—	—	—	3,130.74
Grainger Sourcing	—	129.00	—	—	—	129.00
GRIFFIN GROUP INTERNATIONAL, LLC	—	—	—	—	22,295.24	22,295.24
SUPPLY	—	—	—	—	267.72	267.72
GUNDERSEN LUTHERAN	—	3,678.00	—	—	—	3,678.00
75TH MEDICAL GROUP	—	507.99	—	—	—	507.99
HOLY FAMILY HOSPITAL	—	175.41	—	—	—	175.41
IAP WORLD SERVICES, INC.	9,934.84	—	—	—	—	9,934.84
Life Safety Systems	102,967.48	7,790.72	—	—	—	110,758.20
Lynn Peavey Company	685.27	347.94	—	—	(104.80)	928.41
METHUEN FIRE DEPT.	—	438.83	—	—	—	438.83
NANA PACIFIC LLC.	6,654.90	984.40	5,482.82	—	—	13,122.12
NGB-ZC-AQ - W9133L	—	—	—	—	2,995.00	2,995.00
MTA LEARNING CENTER	—	—	—	—	4,515.45	4,515.45
Professional Protection Systems LTD	5,924.70	129.60	—	—	26,804.23	32,858.53
12 CONS/LGCA - FA3089	—	—	13,920.80	—	—	13,920.80
REXEL	—	2,196.92	—	—	—	2,196.92
SAFE KIDS TUCSON	—	—	131.00	—	—	131.00
SAFE KIDS of Maricopa Co.	—	638.00	—	—	—	638.00
FAMILY, INC.	—	6,356.67	—	—	—	6,356.67
SAFE KIDS TARRANT COUNTY	88.99	—	—	—	—	88.99
Safe Kids Salt Lake County	4,194.00	—	—	—	—	4,194.00
SAIC ABINGDON	5,643.45	133,760.57	71,858.79	—	—	211,262.81
SECRETARY OF STATE	1,860.00	—	—	—	—	1,860.00
Spark Agency	—	—	—	—	14,920.00	14,920.00
St. Clare Hospital	—	—	50.16	—	—	50.16
TRYCO INCORPORATED	—	7,335.41	33,856.13	—	—	41,191.54
TSL Aerospace Tech LTD	7,805.25	4,371.00	—	—	—	12,176.25
US ARMY CONTRACTING COMMAND KOREA	—	—	—	—	33,417.11	33,417.11
Office of Acquisition Management (A/LM/AQM)	—	35,443.52	—	—	—	35,443.52
USPFO for Idaho	23,043.72	—	—	—	—	23,043.72
VIRGINIA LAB SUPPLY CORP.	—	—	—	269.34	—	269.34
WELLSTONE APPAREL, LLC	—	—	—	—	1,503.05	1,503.05
The Williamsport Hospital & Medical Center	—	148.84	—	—	—	148.84
YAKIMA VALLEY MEMORIAL HOSPITAL	50.19	—	—	—	—	50.19

Total Amount Due:	404,471.02	725,194.06	145,871.83	50,124.79	172,782.05	$1,498,443.75

TVI Corporation, et al.
Case No. 09-15677
Exhibit F - Projections (1)
July 1, 2009 through July 31, 2009

	Projections	Actual	Variance

Cash Receipts	$2,991,930	$3,205,899	$213,970

Cash Disbursements:
Compensation and benefits	922,000	874,547	47,453
Facility costs	169,928	170,147	(219)
Other expenses	341,000	137,838	203,162
Vendor payments	860,762	433,342	427,420
Interest expense	125,000	118,754	6,246
Critical vendor payments	115,439	222,535	(107,097)
Bank fees and expenses	101,000	32,448	68,552
Chapter 11 expenses	430,000	276,967	153,033
Total disbursements	3,065,128	2,266,577	798,551
Net Cash Use (2)	$(73,198)	$939,322	$1,012,521

(1) Projections are shown on a consolidated basis related to the following jointly administered cases:

TVI Corporation (Case No. 09-15677)
and its 100% wholly-owned subsidiaries:

Safety Tech International, Inc. (Case No. 09-15684)

Signature Special Event Services, Inc. (Case No. 09-15686)

CAPA Manufacturing Corp. (Case No. 09-15758)

TVI Corporation, et al, is required to meet specific tests as part of the DIP lending facility based on a consolidated budget compared to consolidated actual results.

As of July 31, 2009 TVI Corporation and its subsidiaries were in compliance with these tests.